SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                          Date of Report: MAY 25, 2004



                             MEDIS TECHNOLOGIES LTD.
             (Exact name of Registrant as specified in its charter)


        DELAWARE                      0-30391                    13-3669062
(State of incorporation)        (Commission File No.)           (IRS Employer
                                                             Identification No.)

                                805 THIRD AVENUE
                            NEW YORK, NEW YORK 10022
                    (Address of principal executive offices)


                  Registrant's telephone number: (212) 935-8484


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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

On May 25, 2004, Medis Technologies Ltd. issued a press release announcing that it has entered into a development agreement (the "Development Agreement") with Eastman Kodak Company's Global Manufacturing Services operation, for advancing the development of refueling cartridges and chemicals to be used in Medis' proprietary fuel cell products. A copy of the Development Agreement is being furnished as Exhibit 99.1 and a copy of the press release is being furnished as
Exhibit 99.2 to this report.



ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Businesses Acquired: None

(b) Pro Forma Financial Information: None

(c) Exhibits:

     EXHIBIT NUMBER             DESCRIPTION OF EXHIBIT

          99.1 Development Agreement Between Eastman Kodak Company and Medis Technologies Ltd.*

          99.2       Press Release dated May 25, 2004

          ----------

          * Portions of this document have been omitted and submitted separately with the Securities and Exchange Commission pursuant to a request for "Confidential Treatment."

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 28, 2004


                                       MEDIS TECHNOLOGIES LTD.



                                       By:  /s/ Robert K. Lifton
                                            -------------------------------
                                            Name:  Robert K. Lifton
                                            Title:  Chief Executive Officer